Patterson-UTI Energy, Inc. Patterson-UTI Energy, Inc. Jefferies Jefferies 2013 Global Energy Conference 2013 Global Energy Conference November 2013 November 2013 Exhibit 99.1

2 2
Forward Looking Statements
Forward Looking Statements
This material and any oral statements made in connection with this material
This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of include "forward-looking statements" within the meaning of the Securities Act of
1933 and the Securities Exchange Act of 1934.  Statements made which provide
1933 and the Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements.  It is important to note that actual the Company are forward-looking statements.  It is important to note that actual results could differ materially from those discussed in such forward-looking results could differ materially from those discussed in such forward-looking statements.  Important factors that could cause actual results to differ materially statements.  Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the time in the Company’s SEC filings, which may be obtained by contacting the
Company
Company
or
or
the
the
SEC.
SEC.
These
These
filings
filings
are
are
also
also
available
available
through
through
the
the
Company’s
Company’s
web
web
site
site
at
at
http://www.patenergy.com
http://www.patenergy.com
or
or
through
through
the
the
SEC’s
SEC’s
Electronic
Electronic
Data
Data
Gathering
Gathering
and
and
Analysis
Analysis
Retrieval
Retrieval
System
System
(EDGAR)
(EDGAR)
at
at
http://www.sec.gov.
http://www.sec.gov.
We
We
undertake
undertake
no
no
obligation to publicly update or revise any forward-looking statement.  Statements obligation to publicly update or revise any forward-looking statement.  Statements made in this presentation include non-GAAP financial measures.  The required made in this presentation include non-GAAP financial measures.  The required reconciliation to GAAP financial measures are included on our website and at the reconciliation to GAAP financial measures are included on our website and at the end of this presentation.
end of this presentation.

Why Invest in Patterson-UTI Energy?
Why Invest in Patterson-UTI Energy?
•
•
Technology leader
Technology leader
–
–
Leader in walking rigs for pad
Leader in walking rigs for pad
drilling
drilling
–
–
Innovator in use of natural gas as a
Innovator in use of natural gas as a
fuel source for both drilling and
fuel source for both drilling and
pressure pumping
pressure pumping
•
•
Customer focused
Customer focused
–
–
Solid relationships with broad and
Solid relationships with broad and
diverse customer base
diverse customer base
–
–
Creating value through focus on
Creating value through focus on
well site execution
well site execution
•
•
Financially flexible
Financially flexible
–
–
Strong balance sheet
Strong balance sheet
–
–
History of share buybacks
History of share buybacks
–
–
Dividends
Dividends

Who We Are Who We Are

Contract Drilling
Contract Drilling
•
•
High quality fleet of land drilling
High quality fleet of land drilling
rigs including 123 APEX
rigs including 123 APEX
® ® rigs
rigs
•
•
Leader in walking rig
Leader in walking rig
technology for pad drilling
technology for pad drilling
applications
applications
•
•
Large footprint across North
Large footprint across North
American drilling markets
American drilling markets
5
Pressure
Pumping
36%
Contract
Drilling
62%
Oil &
Natural
Gas
2%
Components of Revenue
Patterson-UTI reported results for the nine months ended September 30, 2013

Pressure Pumping
Pressure Pumping
•
•
High quality fleet of modern
High quality fleet of modern
pressure pumping equipment
pressure pumping equipment
•
•
A leader in natural gas bi-fuel
A leader in natural gas bi-fuel
technology
technology
•
•
Strong reputation for safe and
Strong reputation for safe and
efficient operations
efficient operations
Patterson-UTI reported results for the nine months ended September 30, 2013
6
Components of Revenue Components of Revenue
Pressure Pressure
Pumping Pumping
36% 36%
Oil & Oil &
Natural Natural
Gas Gas
2% 2%
Contract Contract
Drilling Drilling
62% 62%

Contract Drilling Contract Drilling

Continued Demand for APEX
Continued Demand for APEX
®
®
Rigs
Rigs
Percentage of Horizontal Wells Continues to Increase
Percentage of Horizontal Wells Continues to Increase
0%
0%
80%
80%
70%
70%
60%
60%
50%
50%
40%
40%
30%
30%
20%
20%
10%
10%
2003
2003
2004
2004
2005
2005
2006
2006
2007
2007
2008
2008
2009
2009
2010
2010
2011
2011
2012
2012
2013
2013
% Horizontal
% Horizontal
% Vertical
% Vertical
Baker Hughes U.S. Rig Count
Baker Hughes U.S. Rig Count
% by Drilling Type
% by Drilling Type

…and Expected as of December 31, 2014
…and Expected as of December 31, 2014

APEX
APEX
® ® Rigs as of November 13, 2013
Rigs as of November 13, 2013
A leader in high specification drilling rigs
A leader in high specification drilling rigs
APEX
APEX
®
®
Rig Fleet
Rig Fleet
APEX-XK 1500™
APEX-XK 1500™
APEX-XK 1000™
APEX-XK 1000™
APEX WALKING
APEX WALKING
® ®
APEX 1500
APEX 1500
® ®
APEX 1000
APEX 1000
® ®
Total APEX
Total APEX
® ® Rigs
Rigs
Class
Class
12/31/2014
12/31/2014
16
16
4
4
48
48
44
44
11
11
123
123
11/13/2013
11/13/2013
36
36
4
4
49
49
44
44
11
11
144
144

Preferred rigs account for approximately
Preferred rigs account for approximately
87% of Contract Drilling EBITDA
87% of Contract Drilling EBITDA
Contribution from High Specification Rigs
Contribution from High Specification Rigs
Contract Drilling EBITDA Contribution by Rig Class
Contract Drilling EBITDA Contribution by Rig Class
Nine Months Ended September 30, 2013
Nine Months Ended September 30, 2013
10
APEX ®
& Other
Electric
Mechanical

APEX WALKING
APEX WALKING
®
®
Rigs
Rigs
•
•
Capable of walking with drill
Capable of walking with drill
pipe and collars racked in
pipe and collars racked in
derrick
derrick
•
•
Full multi-directional walking
Full multi-directional walking
capability
capability
•
•
Walking times average 45
Walking times average 45
minutes for 10’
minutes for 10’
–
–
15’
15’
well
well
spacing
spacing

http://patenergy.com/drilling/technology/apexwalk http://patenergy.com/drilling/technology/apexwalk

Strong Demand for Pad Drilling
Strong Demand for Pad Drilling

•
• Pad drilling is contributing
Pad drilling is contributing
to increasing rig efficiency
to increasing rig efficiency
•
• Pad drilling capable rigs are
Pad drilling capable rigs are
highly utilized
highly utilized
•
• All new APEX
All new APEX
® rigs delivered
rigs delivered
in 2013 will have walking
in 2013 will have walking
systems suitable for pad
systems suitable for pad
drilling
drilling
http://patenergy.com/drilling/technology http://patenergy.com/drilling/technology

APEX-XK™ APEX-XK™ Rig Walking on Pad Rig Walking on Pad 13 http://patenergy.com/drilling/technology/apexwalk/ http://patenergy.com/drilling/technology/apexwalk/ Video of APEX-XK™ Rig

The APEX-XK
The APEX-XK
™ ™
•
•
Enhanced mobility including
Enhanced mobility including
more efficient rig up and rig
more efficient rig up and rig
down
down
•
•
Greater clearance under rig
Greater clearance under rig
floor for optional walking
floor for optional walking
system
system
•
•
Advanced environmental spill
Advanced environmental spill
control integrated into drilling
control integrated into drilling
floor
floor
•
•
Optimized number of truck
Optimized number of truck
loads for rig moves
loads for rig moves
•
•
Available in both 1500 HP and
Available in both 1500 HP and
1000 HP
1000 HP

http://patenergy.com/drilling/technology http://patenergy.com/drilling/technology

Enhancing our Position in Pad Drilling
Enhancing our Position in Pad Drilling

Walking Systems Can be Added to Any Rig in Our Fleet…
Walking Systems Can be Added to Any Rig in Our Fleet…
…Allowing for True Multi-Directional Pad Drilling Capabilities
…Allowing for True Multi-Directional Pad Drilling Capabilities

Enhancing our Position in Pad Drilling Enhancing our Position in Pad Drilling 16 http://patenergy.com/drilling/technology http://patenergy.com/drilling/technology

Early Adopter of Natural Gas Engines Early Adopter of Natural Gas Engines 17 http://patenergy.com/drilling/technology http://patenergy.com/drilling/technology

Using Natural Gas as a Fuel Source
Using Natural Gas as a Fuel Source

•
• First contract driller to use GE’s
First contract driller to use GE’s
Waukesha natural gas engines
Waukesha natural gas engines
on a modern land rig
on a modern land rig
•
• 23 rigs currently configured to
23 rigs currently configured to
use natural gas as the primary
use natural gas as the primary
fuel source including 5 natural
fuel source including 5 natural
gas powered rigs and 18 bi-fuel
gas powered rigs and 18 bi-fuel
capable rigs.
capable rigs.
•
• 34 rigs expected to be equipped
34 rigs expected to be equipped
with natural gas or bi-fuel
with natural gas or bi-fuel
engines by early-2014
engines by early-2014
•
• Natural gas powered rigs can
Natural gas powered rigs can
result in up to 80% lower fuel
result in up to 80% lower fuel
costs
costs
http://patenergy.com/drilling/technology http://patenergy.com/drilling/technology

Pressure Pumping Pressure Pumping

A Leader in Bi-Fuel Technology
A Leader in Bi-Fuel Technology
•
•
Engines can burn a fuel mix
Engines can burn a fuel mix
comprised of up to 70%
comprised of up to 70%
natural gas
natural gas
•
•
Comparable torque and
Comparable torque and
horsepower as an all diesel
horsepower as an all diesel
engine
engine
•
•
Reduces operating costs by
Reduces operating costs by
lowering fuel costs
lowering fuel costs
•
•
Good for environmental
Good for environmental
sustainability
sustainability

http://patenergy.com/pressurepumping/services http://patenergy.com/pressurepumping/services

A Leader in Bi-Fuel Technology A Leader in Bi-Fuel Technology 21 http://patenergy.com/pressurepumping/services http://patenergy.com/pressurepumping/services

A Leader in Bi-Fuel Technology
A Leader in Bi-Fuel Technology
•
•
One of the largest bi-fuel frac
One of the largest bi-fuel frac
fleets in the Marcellus
fleets in the Marcellus
•
•
More than 400 stages
More than 400 stages
completed using natural gas as
completed using natural gas as
a fuel source
a fuel source
•
•
Replaced more than 112,000
Replaced more than 112,000
gallons of diesel with cleaner
gallons of diesel with cleaner
burning natural gas
burning natural gas
•
•
Eliminated 800,000 pounds of
Eliminated 800,000 pounds of
transportation loads on local
transportation loads on local
roads
roads

http://patenergy.com/pressurepumping/services http://patenergy.com/pressurepumping/services

Comprehensive Lab Services Comprehensive Lab Services 23 http://patenergy.com/pressurepumping/services http://patenergy.com/pressurepumping/services

Financial Financial Flexibility Flexibility

Capital Expenditures and Acquisitions
Capital Expenditures and Acquisitions
($ in millions)
($ in millions)
Investing in Our Company
Investing in Our Company
2006 2007 2008 2009 2010 2011 2012 2013E
$598
$637
$445 $453
$976
$1,012
$974
$750

•
•
History of returning capital to investors
History of returning capital to investors
–
–
Stock Buyback
Stock Buyback
•Repurchased $256 million of our common stock between
•Repurchased $256 million of our common stock between
2Q12 and 3Q13 at an average price of $17.33
2Q12 and 3Q13 at an average price of $17.33
•Approximately $188 million remaining authorization as of
•Approximately $188 million remaining authorization as of
September 30, 2013
September 30, 2013
•Total of $843 million repurchased since 2005
•Total of $843 million repurchased since 2005
–
–
Cash Dividend
Cash Dividend
•Initiated cash dividend in 2004
•Initiated cash dividend in 2004
•Quarterly dividend currently $0.05 per share
•Quarterly dividend currently $0.05 per share
•
•
Returned approximately $1.2 billion to shareholders
Returned approximately $1.2 billion to shareholders
since 2005
since 2005
Strong Financial Position
Strong Financial Position

•
•
Total liquidity of approximately $665 million
Total liquidity of approximately $665 million
–
–
$205 million of cash at September 30, 2013
$205 million of cash at September 30, 2013
–
–
$460 million revolver availability at September 30, 2013
$460 million revolver availability at September 30, 2013
•
•
$490 million net debt at September 30, 2013
$490 million net debt at September 30, 2013
–
–
15% Net Debt/Total Capitalization
15% Net Debt/Total Capitalization
–
–
$300 million of 4.97% Series A notes due October 5, 2020
$300 million of 4.97% Series A notes due October 5, 2020
–
–
$300 million of 4.27% Series B notes due June 14, 2022
$300 million of 4.27% Series B notes due June 14, 2022
–
–
$95 million of 5-year term loan
$95 million of 5-year term loan
•
•
No equity sales in last 13 years
No equity sales in last 13 years
•
•
Reduced share count by 28.4 million shares since
Reduced share count by 28.4 million shares since
2005
2005
Strong Financial Position
Strong Financial Position

Patterson-UTI Energy, Inc. Patterson-UTI Energy, Inc. Jefferies Jefferies 2013 Global Energy Conference 2013 Global Energy Conference November 2013 November 2013

Additional References Additional References

PTEN’s Active Rigs in Unconventional Areas
PTEN’s Active Rigs in Unconventional Areas
as of November 2013
as of November 2013
Bakken
Piceance
Haynesville
Marcellus
Barnett
16 Rigs
Eagle Ford
4 Rigs
23 Rigs
1 Rig
30 Rigs
8 Rigs
Utica
9 Rigs
Active in Unconventional Plays
Active in Unconventional Plays
Woodford
1 Rig

PTEN’s Active U.S. Land Drilling Rigs
PTEN’s Active U.S. Land Drilling Rigs
as of November 2013
as of November 2013
East Texas
Appalachia
& Midwest
North Texas
Mid-Continent
Rockies
South Texas
29 Rigs
32 Rigs
21 Rigs
36 Rigs
3 Rigs
12 Rigs
Permian Basin
52 Rigs
Large Geographic Footprint
Large Geographic Footprint

•
•
Based on term contracts in place as of October 24, 2013
Based on term contracts in place as of October 24, 2013
–
–
An average of 116 rigs expected under term contract in the
An average of 116 rigs expected under term contract in the
fourth quarter of 2013
fourth quarter of 2013
–
–
An average of 58 rigs expected under term contract for 2014
An average of 58 rigs expected under term contract for 2014
•
•
PTEN expects to continue signing term contracts
PTEN expects to continue signing term contracts
Term Contract Coverage
Term Contract Coverage
Improving earnings visibility and returns stability
Improving earnings visibility and returns stability
32
Drilling term contract revenue backlog of $967 million at
Drilling term contract revenue backlog of $967 million at
September 30, 2013
September 30, 2013
•
•

•
•
Mechanical Rigs
Mechanical Rigs
–
–
147 mechanical rigs in fleet
147 mechanical rigs in fleet
–
–
Most are upgraded to meet customers’
Most are upgraded to meet customers’
diverse
diverse
needs
needs
Improved mud systems
Improved mud systems
Iron roughnecks and other automation
Iron roughnecks and other automation
Enhanced mobility
Enhanced mobility
–
–
Ideally suited for certain markets and wells
Ideally suited for certain markets and wells
–
–
Favorable return profiles given low book values
Favorable return profiles given low book values
–
–
Even better returns if drilling activity accelerates
Even better returns if drilling activity accelerates
Mechanical Rigs
Mechanical Rigs
33
http://patenergy.com/drilling/technology/conventional http://patenergy.com/drilling/technology/conventional
Mechanical rigs are an option on higher drilling activity
Mechanical rigs are an option on higher drilling activity

Recent Investments in Pressure Pumping…
Recent Investments in Pressure Pumping…
…Have Increased Fleet Size and Quality
…Have Increased Fleet Size and Quality
65
760
Growing Pressure Pumping Business
Growing Pressure Pumping Business
2006 2007 2008 2009 2010* 2011 2012 2013E
Year End
Other Horsepower Fracturing Horsepower
0
200
400
600
800
*
Includes acquisition of approximately 210,000 pressure pumping horsepower in October 2010

Fracturing horsepower: 343,000 Fracturing horsepower: 343,000
Other horsepower: 26,000 Other horsepower: 26,000
Fracturing horsepower: 332,000 Fracturing horsepower: 332,000
Other horsepower: 61,500 Other horsepower: 61,500
A Significant Player in Regional Markets
A Significant Player in Regional Markets
Pressure Pumping Areas of Operation
Pressure Pumping Areas of Operation
49%
51%
Fracturing Horsepower
Southwest Region:
Northeast Region:

Average age of only three years
Average age of only three years
PTEN Fracturing Horsepower by Age
PTEN Fracturing Horsepower by Age
As of September 30, 2013
As of September 30, 2013
Modern Pressure Pumping Fleet
>10
Years
6%
5 - 10
Years
23%
< 5
Years
71%

Strong Financial Returns
Strong Financial Returns
Growth in Per-Share Book Value
Growth in Per-Share Book Value
The Warren Buffett Standard
The Warren Buffett Standard

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Non-GAAP Financial Measures

PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
Three Months Ended
September 30,
Nine Months Ended
September 30,
2013 2012 2013 2012
Earnings Before Interest, Taxes, Depreciation and Amortization
(EBITDA)(1):
Net income $ 74,420 $ 50,806 $ 171,418 $ 240,618
Income tax expense 43,301 31,354 98,957 140,611
Net interest expense 7,210 7,058 20,494 16,458
Depreciation, depletion, amortization and impairment 140 ,734 142,393 414,351 393,823
EBITDA $ 265,665 $ 231,611 $ 705,220 $ 791,510
Total revenue $ 730 ,907 $ 643 ,631 $2,057,262 $ 2,070,664
EBITDA margin 36.3% 36.0% 34.3% 38.2%
EBITDA by operating segment:
Contract drilling $ 217,289 $ 178,987 $ 532 ,812 $ 570,727
Pressure pumping 50,677 48,633 171,471 183,001
Oil and natural gas 10,225 12,229 35,591 36,323
Corporate and other (12,526) (8,238) (34,654) 1,459
Consolidated EBITDA $ 265,665 $ 231,611 $ 705,220 $ 791,510
(1)  EBITDA is not defined by generally accepted accounting principles (“GAAP”).  We present EBITDA (a non-GAAP measure)
because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements.  EBITDA should not be construed as an alternative to the GAAP measures of net income or operating cash flow.